                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): July 29, 2003
                                                  -------------


                           CAMCO FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                    0-25196                 51-0110823
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(State or other jurisdiction    (Commission File No.)    (IRS Employer I.D. No.)
      of incorporation)



                    6901 Glenn Highway, Cambridge, Ohio 43725
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (740) 435-2020
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Item 7.   Financial Statements and Exhibits.

          (a) and (b)    Not applicable.

          (c)            Exhibits.

                         See Index to Exhibits.

Item 12.  Results of Operations and Financial Condition.

          On July 29, 2003, Camco Financial Corporation issued a press release regarding its earnings for the second quarter of fiscal 2003. The press release is attached hereto as Exhibit 99.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CAMCO FINANCIAL CORPORATION

                                   By: /s/ Mark A. Severson
                                       -----------------------------------------
                                       Mark A. Severson, Chief Financial Officer


Date: July 29, 2003

                                INDEX TO EXHIBITS

Exhibit
Number                        Description
-------                       -----------

 99         Press Release of Camco Financial Corporation dated July 29, 2003.